Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Mentor Capital, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”),  I, Chet Billingsley, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 15, 2019

/s/ CHET BILLINGSLEY
Chet Billingsley
Chairman of the Board of Directors and Chief Executive Officer